SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 22, 2002

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification No.)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

        On October 22, 2002 1st Constitution Bancorp announced that it had rejected an unsolicited, informal, contingent written proposal from Greater Community Bancorp solicting its interest in considering an acquisition transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of 1st Constitution Bancorp dated October 22, 2002.

99.2	Letter from Greater Community Bancorp to Board of Directors of 1st Constitution Bancorp, dated October 9, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2002	1ST CONSTITUTION BANCORP By: ROBERT F. MANGANO —————————————— Name: Robert F. Mangano Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of 1st Constitution Bancorp dated October 22, 2002.

99.2	Letter from Greater Community Bancorp to Board of Directors of 1st Constitution Bancorp, dated October 9, 2002.